UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2017 (August 1, 2017)

Pensare Acquisition Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-38167 (Commission File Number)	81-2402421 (I.R.S. Employer Identification Number)

1720 Peachtree Street, Suite 629 Atlanta, GA (Address of principal executive offices)	30309 (Zip code)

(404) 234-3098 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On August 1, 2017, Pensare Acquisition Corp. (the “Company”) completed its initial public offering (“IPO”) of 27,000,000 units (“Units”), each Unit consisting of one share of common stock, par value $0.001 per share (“Common Stock”), one right entitling the holder thereof to receive one-tenth (1/10) of one share of Common Stock upon the consummation of an initial business combination, and one-half of one warrant (“Warrant”), each whole Warrant exercisable to purchase one share of Common Stock, pursuant to the registration statements on Form S-1 (File Nos. 333-219162 and 333-219518). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $270,000,000.

As previously reported on a Current Report on Form 8-K of the Company, on August 1, 2017, simultaneously with the consummation of the IPO, the Company completed a private placement (the “Private Placement”) of an aggregate of 9,500,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating total proceeds of $9,500,000.

A total of $270,600,000 of the net proceeds from the IPO and the Private Placement (including $600,000 that was deposited by Pensare Sponsor Group, LLC as an advance in anticipation of the underwriters exercising their over-allotment option) were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of August 1, 2017 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

On August 1, 2017, the underwriters notified the Company of their exercise of the over-allotment option in full and, on August 4, 2017, purchased 4,050,000 additional Units at $10.00 per Unit upon the closing of the over-allotment option, generating gross proceeds of $40,500,000. Simultaneously with the sale of the additional Units, the Company consummated the sale of an additional 1,012,500 placement units at $10.00 per unit, generating gross proceeds of $1,012,500. A total of $39,900,000 of the net proceeds was deposited in the trust account, bringing the aggregate proceeds held in the trust account to $310,500,000.

On August 7, 2017, the Company announced that the holders of the Units may elect to separately trade the securities underlying such Units commencing on August 8, 2017. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade. Any Units not separated will continue to trade on the NASDAQ Capital Market under the symbol “WRLSU.” Any underlying shares of Common Stock, Warrants and rights that are separated are expected to trade on the NASDAQ Capital Market under the symbols “WRLS,” “WRLSW” and “WRLSR,” respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the holders’ Units into shares of Common Stock, Warrants and rights.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Units is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Audited Balance Sheet

99.2	Press release dated August 7, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PENSARE ACQUISITION CORP.

By:	/s/ Darrell J. Mays
Name: Darrell J. Mays Title: Chief Executive Officer

Date:      August 7, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Balance Sheet

99.2	Press release dated August 7, 2017